UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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Milestone Scientific Inc.

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Milestone Scientific Inc.

Notice of Annual Meeting of Stockholders

To be held on December 8, 2020

To the Stockholders of Milestone Scientific Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Meeting”) of Milestone Scientific Inc. (“Milestone” or the “Company”) will be held in a virtual-only meeting format conducted via live audio webcast located at www.virtualsharehldermeeting.com/MLSS2020 on December 8, 2020 at 9:00 AM,(ET).

This year, out of an abundance of caution, to proactively deal with the unprecedented health impact of COVID-19, and to mitigate risks to health and safety of our communities, shareholders, employees and other stakeholders, we will hold our Meeting in a virtual-only format, which will be conducted via live audio webcast.

The following items are scheduled for consideration and action at the Meeting.

1.	Election of six (6) directors.

2.	Approval to amend the Company’s Restated Certificate of Incorporation increasing the number of authorized shares of Common Stock from 75,000,000 shares to 85,000,000

3.	Approval of the Company’s 2020 Equity Incentive Plan

4.	Ratification of the appointment of Friedman LLP as the Company's independent auditors for the fiscal year ending December 31, 2020; and
5.	Such other business as may legally come before the Meeting and any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on October 13, 2020 as the record date for determining the stockholders having the right to notice of and to vote at the Meeting.

Attending the Virtual Meeting

As described in the proxy materials for the Meeting, you are entitled to attend and participate in the virtual Meeting, if you were a stockholder of record as of the close of business on October 13, 2020, the record date, or if hold a legal proxy for the Meeting provided by your bank, broker-dealer or other similar organization. The accompanying proxy material include instructions on how to participate in the virtual Meeting and how to vote your shares of the Company’s stock in the virtual Meeting.

Stockholders participating in the virtual Meeting will be in a listen-only mode. However, virtual attendees will be able to vote and submit questions during the Meeting using the virtual meeting website.

The Company is taking advantage of the rules of the Securities and Exchange Commission that allow to provide electronic access to proxy materials over the internet instead of mailing printed copies of those materials to each stockholder. The Company believes that furnishing these materials electronically allows us to provide our stockholders more efficiently with our proxy materials while reducing costs and reducing the impact of the Meeting on the environment. If you would like us to send you printed copies of our proxy statement and accompanying materials, we will be happy to do so upon your request at no charge. For more information, please refer to the Notice of Internet Availability of Proxy Materials (the “Notice”) that we are mailing to holders of record on or about October 29, 2020. The Notice also provides instructions as to how you may vote your proxy.

Your vote is important. Whether or not you plan to attend the virtual Meeting, you are encouraged to vote as soon as possible to ensure that your shares are represented at the Meeting.

Important Notice Regarding the Internet Availability of Proxy Material for the Annual Meeting of Stockholders to be Held on December 8, 2020: This Proxy Statement, the Proxy Card, and our Annual Report for 2019 are available at: www.virtualsharehldermeeting.com/MLSS2020

By order of the Board of Directors

Leslie Bernhard

Chairman of the Board

Roseland, New Jersey

October 29, 2020

IMPORTANT: Every stockholder, whether he or she expects to attend the Virtual Annual Meeting in person, is urged to execute the proxy and return it promptly in the enclosed business reply envelope. Sending in your proxy will not prevent you from voting your stock at the Annual Meeting if you desire to do so, as your proxy is revocable at your option. We would appreciate your giving this matter your prompt attention

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MILESTONE SCIENTIFIC INC.

PROXY STATEMENT

For Annual Meeting of Stockholders

To be Held on December 8, 2020

Proxies in the form enclosed with this statement are solicited by the Board of Directors (the “Board”) of Milestone Scientific Inc. (“we”, “us”, “our”, the “Company” or “Milestone Scientific”) to be used at the Annual Meeting of Stockholders (the “Annual Meeting”) and any adjournments thereof, to be held on a virtual basis due to the COVID-19 Pandemic on December 8, 2020 at 9:00 AM, Eastern Time, for the purposes set forth in the Notice of Meeting and this Proxy Statement. The Board knows of no other business which will come before the meeting. This Proxy Statement and the accompanying proxy are being mailed to stockholders on or about October 29, 2020.

THE VOTING AND VOTE REQUIRED

Record Date and Quorum

Only stockholders of record at the close of business on October 13, 2020 (the “Record Date”) are entitled to notice of and vote at the Annual Meeting. On the Record Date, there were 63,605,119 outstanding shares of common stock, par value $.001 per share (“Common Stock”). Each share of Common Stock is entitled to one vote. Shares represented by each properly executed, unrevoked proxy received in time for the Annual Meeting will be voted as specified. A quorum will be present at the Annual Meeting if stockholders owning not less than one-third of the shares issued and outstanding on the Record Date are present at the meeting in person or by Proxy.

Voting of Proxies

The persons acting as proxies pursuant to the enclosed proxy will vote the shares represented as directed in the signed proxy. Unless otherwise directed in the proxy, the proxyholders will vote the shares represented by the proxy: (i) for the election of the six (6) director nominees named in this Proxy Statement; (ii) for the approval to amend the Corporation’s Restated Certificate of Incorporation increasing the number of authorized shares of Common Stock from 75,000,000 shares to 85,000,000 shares; (iii) for the approval of the Corporation’s 2020 Equity Incentive Plan; (iv) for the ratification of the appointment of Friedman LLP as the Milestone Scientific’s independent auditors for the fiscal year ending December 31, 2020; and (v) in the proxyholders’ discretion, on any other business that may come before the Annual Meeting and any adjournments thereof.

All votes will be tabulated by the Inspector of Elections appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions, and broker non-votes. Under the Milestone Scientific’s bylaws and Delaware law: (1) shares represented by proxies that reflect abstentions or “broker non-votes” (i.e., shares held by a broker or nominee that are represented at the Annual Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum; (2) there is no cumulative voting, and the director nominees receiving the highest number of votes, up to the number of directors to be elected, are elected and, accordingly, abstentions, broker non-votes and withholding of authority to vote will not affect the election of directors; and (3) proxies that reflect abstentions will be treated as voted for purposes of determining approval of that proposal and will be counted as votes against that proposal; and (4) proxies that reflect broker non-votes will be treated as unvoted for purposes of determining approval of that proposal and will not be counted as votes for or against that proposal.

Voting Requirements

Election of Directors. The election of the director nominees will require a plurality of the votes cast on the matter at the Annual Meeting. With respect to the election of directors, votes may be cast in favor of or withheld with respect to each nominee. Votes that are withheld will be excluded entirely from the vote and will have no effect on the outcome of the vote.

Approval to Amend the Restated Certificate of Incorporation to increase the number of Authorized Shares of Common Stock from 75,000,000 to 85,000,000. The affirmative vote of the majority of the shares issued and outstanding cast by stockholders entitled to vote at the Annual Meeting is required to approve this matter. An abstention will be treated as “present” for quorum purposes.  Abstention's and broker non-votes will have the same effect as an against vote on the matter.

Approval of the 2020 Equity Inventive Plan Providing for the Issuance of Up To 2 Million Shares of Milestone’s Common Stock. The affirmative vote of the majority of the votes cast by stockholders entitled to vote at the Annual Meeting is required to approve this matter. An abstention will be treated as “present” for quorum purposes.  Abstention's will have the same effect as an against vote on the matter and broker non-votes will have no effect on the matter.

Ratification of the appointment of Independent Auditors. The affirmative vote of a majority of the votes cast on the matter by stockholders entitled to vote at the Annual Meeting is required to approve this matter. An abstention will be treated as “present” for quorum purposes.  Abstention's will have the same effect as an against vote on the matter and broker non-votes will have no effect on the matter.

Revocability of Proxy. A proxy may be revoked by the stockholder giving the proxy at any time before it is voted by delivering oral or written notice to the Corporate Secretary of Milestone Scientific at or prior to the Annual Meeting, and a prior proxy is automatically revoked by a stockholder giving a subsequent proxy or attending and voting at the Annual Meeting. Attendance at the Annual Meeting in and of itself does not revoke a prior proxy.

Expenses of Solicitation. Milestone Scientific will pay the expenses of the preparation of proxy materials and the solicitation of proxies for the Annual Meeting. In addition to the solicitation of proxies by mail, solicitation may be made by certain directors, officers, or employees of Milestone Scientific telephonically, electronically or by other means of communication. Milestone Scientific will reimburse brokers and other nominees for costs incurred by them in mailing proxy materials to beneficial owners in accordance with applicable rules.

PROPOSAL 1

ELECTION OF DIRECTORS

(Item 1 on the Proxy Card)

The Board currently consists of six directors: Leslie Bernhard, Leonard A. Osser, Leonard M. Schiller, Gian Domenico Trombetta, Michael McGeehan and Neal Goldman. Directors are elected for a term of one year and until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified. The Nominating Committee (described below), with the concurrence of the Board, has nominated the present directors for re-election to the Board at the Annual Meeting.

It is intended that votes pursuant to the enclosed proxy will be cast for the election of the nominees named below. If any such nominee should become unable or unwilling to serve as a director, the proxy will be voted for the election of such person, if any, as shall be designated by the Board. Management has no reason to believe that any of these nominees will not be available to serve as a director if re-elected.

The following table sets forth the names and ages of each nominee, the positions, and the period during which each has served as a director of Milestone Scientific. Information as to the stock ownership of each nominee is set forth under “Security Ownership of Certain Beneficial Owners and Management.” All the director nominees have been approved and nominated by the Nominating Committee (described below), with the concurrence of the Board, for re-election to the Board.

The names, ages and titles of our directors and nominees, as of the Record Date, are as follows:

NAME	AGE	POSITION	DIRECTOR SINCE
Leslie Bernhard (1) (2) (3)	75	Chairman of the Board	2003
Leonard Osser	72	Interim Chief Executive Officer and Director	1991
Leonard Schiller (1) (2) (3)	79	Director	1997
Gian Domenico Trombetta	59	Director	2014
Michael McGeehan (1) (2) (3)	54	Director	2017
Neal Goldman (2) (3)	76	Director	2019

1. Member of the Audit Committee

2. Member of the Compensation Committee

3. Member of the Nominating and Corporate Governance Committee

Recommendation of the Board

The Board recommends that the stockholders vote “FOR” the election of all the nominees as directors.

The principal occupations and brief summaries of the backgrounds, as of the Record Date, of the directors nominees are as follows:

Leslie Bernhard, Chairman of the Board

Leslie Bernhard has served as Milestone Scientific’s Chairman of the Board since October 2009 and served as Interim Chief Executive Officer from October 2017 to December 2017. In addition, Ms. Bernhard has also had been serving as an independent director of Milestone Scientific since May 2003. Since 2017, Ms. Bernhard has been an independent director of Sachem Capital Corp., a Connecticut based real-estate investment trust. From 2007, Ms. Bernhard served as an independent director of Universal Power Group, Inc., a global supplier of power solutions until it became a private company in 2018. In 1986 she co-founded AdStar, Inc., an electronic ad intake service to the newspaper industry, and served as its president, chief executive officer and executive director until 2012. Ms. Bernhard holds a BS Degree in Education from St. John’s University. Ms. Bernhard’s professional experience and background with AdStar and with us, as one of our directors since 2003, have given her the expertise needed to serve as Chairman of the Board, and Chairman of the Audit Committee.

Leonard Osser, Interim Chief Executive Officer and Director

Leonard Osser has been Interim Chief Executive Officer since December 2017. From July 2017 to December 2017, he had been Managing Director –China Operations. Prior to that, he served as Milestone Scientific’s Chairman from 1991 until September of 2009, and during that time, from 1991 until 2007, was also Chief Executive Officer of Milestone Scientific. In September 2009, he resigned as Chairman of Milestone Scientific, but remained director, and assumed the position of Chief Executive Officer. From 1980 until the consummation of Milestone Scientific’s public offering in November 1995, Mr. Osser was primarily engaged as the principal owner and Chief Executive Officer of U.S. Asian Consulting Group, Inc., a New Jersey-based provider of consulting services specializing in distressed or turnaround situations in both the public and private markets. Mr. Osser’s knowledge of our business and background with us since 1980 provides the Board with valuable leadership skills and insight into our business and accordingly, the expertise needed to serve as one of our directors.

Gian Domenico Trombetta, Director

Gian Domenico Trombetta has been a director of Milestone Scientific since May 2014 and the President and Chief Executive Officer of Milestone Scientific’s Dental Division (Wand Dental Inc.) from October 2014 until April 2020. He founded Innovest S.p.A in 1993, a special situation firm acting in development and distressed capital investments. He has been its President and Chief Executive Officer since its inception. He served as the Chief Executive Officer or a board member of several private commercial companies in different industries including both industrial (e.g. IT, media, web, and fashion) and holding companies. Before founding Innovest, Mr. Trombetta was Project Manager for Booz Allen & Hamilton Inc., a management consulting firm from 1988 to 1992. Mr. Trombetta holds a degree in business administration from the Luiss University in Rome, Italy, and an MBA degree from INSEAD-Fontainbleau-France. Mr. Trombetta business background and experience has given him the expertise needed to serve as one of our directors.

Leonard M. Schiller, Director

Leonard Schiller has been a director of Milestone Scientific since April 1997. Mr. Schiller has been a partner in the Chicago law firm of Schiller Strauss & Lavin PC since 1977 and since 2002, its President. Mr. Schiller also serves as a director on the boards of Jerrick Media Holdings, Inc., a public media company, since February 2016 and Point Capital, Inc., a business development company since July 2014. Mr. Schiller’s professional experience and background have given him the expertise needed to serve as Chairman of the Compensation Committee and as one of our directors.

Michael McGeehan

Michael McGeehan has been a director of Milestone Scientific since October 2017. Mr. McGeehan is a business consultant with 30 years of experience in a variety of business domains, including financial services, medical and healthcare products, consumer package goods and the software technology industry. Mr. McGeehan started his career at Metaphor Computer Systems in 1988 and then went to work at Microsoft Corporation in 1991.  In 1995, Mr. McGeehan left Microsoft and founded Forefront Information Strategies, an information technology consulting firm. In 2002, Mr. McGeehan returned to Microsoft where he worked until 2017, when he returned to and re-started Forefront. Mr. McGeehan professional experience and background have given him the expertise needed to serve as Chairman of the Corporate Governance and Nominating Committee and as one of our directors.

Mr. McGeehan was on the Board of Directors of Wand Dental Inc., (subsidiary of Milestone Scientific) a maker of a painless, anesthetic injection system for dentists. Mr. McGeehan has a Master’s in Business Administration from Pace University and a Bachelor of Science in Electrical Engineering and Computer Science from Marquette University.  Mr. McGeehan background has given him the experience needed to serve as one of our directors.

Neal Goldman

Mr. Goldman is the President and Founder of Goldman Capital Management, Inc., a family office since 2018, which was previously an investment advisory firm founded in 1985. He was First Vice President of Research at Shearson Lehman Hutton. He has also held senior positions as a money manager and research analyst with a variety of firms including Neuberger Berman, Moseley Hallgarten Estabrook and Weeden, Bruns Nordeman, and Russ and Company. Mr. Goldman serves as Chairman of Charles & Colvard, Ltd. since 2016 and serves on the board of Imageware Systems, Inc. He also serves on the board of Deep-Down Inc. (DPDW). Prior to their acquisition, he served on the boards of Blyth Industries and IPASS Corporation. Mr. Goldman is a Chartered Financial Analyst (CFA). He also serves on numerous non-profit boards. Mr. Goldman received his B.A. degree in Economics from The City University of New York (City College).

Board Leadership Structure

The Board believes that the segregation of the roles of Board Chairman and the Chief Executive Officer ensures better overall governance of the Company and provides meaningful checks and balances regarding its overall performance. This structure allows our Chief Executive Officer to focus on developing and implementing the Company’s business plans and supervising the Company’s day-to-day business operations and allows our Chairman to lead the Board in its oversight and advisory roles. Because of the many responsibilities of the Board and the significant time and effort required by each of the Chairman and the Chief Executive Officer to perform their respective duties, the Company believes and having separate persons in these roles enhances the ability of each to discharge those duties effectively and enhances the Company’s prospects for success. The Board also believes that having separate positions provides a clear delineation of responsibilities for each position and fosters greater accountability of management. For the foregoing reasons, the Board had determined that its leadership structure is appropriate and in the best interest of stockholders.

The Board’s Oversight of Risk Management

The Board recognizes that companies face a variety of risks, including credit risk, liquidity risk, strategic risk, and operational risk. The Board believes an effective risk management system will (1) timely identify the material risks that we face; (2) communicate necessary information with respect to material risks to senior executives and, as appropriate, to the Board or relevant Board committee; (3) implement appropriate and responsive risk management strategies consistent with the Company’s risk profile; and (4) integrate risk management into Company decision-making. The Board encourages, and management promotes a corporate culture that incorporates risk management into the Company’s corporate strategy and day-to-day business operations. The Board also continually works, with the input of management and executive officers, to assess and analyze the most likely areas of future risk for the Company.

Committees of the Board

The Board has standing audit, compensation, and nominating committees (respectively, the “Audit Committee,” the “Compensation Committee,” and the “Nominating Committee.”)

Attendance at Committee and Board Meetings

In 2019, the Board held a total of fifteen meetings that included six attended meetings and nine Unanimous Written Consents; the Audit Committee held a total of five meetings, the Compensation Committee held a total of no meeting; and the Nominating Committee held no meetings in 2019. Each of our directors attended at least 80% of the Board meetings and all the meetings of the committees of the Board on which he or she served. It is our policy to invite and encourage all the directors to attend the Annual Meeting. All our directors attended our annual meeting of stockholders in 2019.

Compensation Committee

The Compensation Committee reviews and recommends to the Board the compensation and benefits of all officers of the Company, reviews general policy matters relating to compensation and benefits of employees of the Company and administers the issuance of stock options to the Company’s officers, employees, directors and consultants. The Compensation Committee is comprised of four members, Leslie Bernhard, Leonard M. Schiller (Chairman), Neal Goldman and Michael McGeehan. A copy of the Compensation Committee Charter has been posted on our website at www.milestonescientific.com.

Audit Committee

The Audit Committee meets with management and the Company’s independent accountants to determine the adequacy of internal controls and other financial reporting matters. The Audit Committee’s purpose is to: (A) assist the Board in its oversight of: (i) the integrity of our financial statements; (ii) our compliance with legal and regulatory requirements; (iii) our independent auditors’ qualifications and independence; (iv) the performance of our internal audit function and independent auditors to decide whether to appoint, retain or terminate our independent auditors; and (v) the preparation of our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (the “Annual Report”); and (B) to pre-approve all audit, audit-related and other services, if any, to be provided by the independent auditors. The members of the Audit Committee are comprised of Leslie Bernhard (Chairman), Leonard M. Schiller and Michael McGeehan., all of whom are independent as defined in the listing standards of the NYSE American and Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). A copy of the Audit Committee Charter has been posted on our website at www.milestonescientific.com.

Audit Committee Financial Expert

The Board has determined that Leslie Bernhard is an “audit committee financial expert,” as that term is defined in Item 407(d)(5) of Regulation S-K, and “independent” for purposes of the listing standards of the NYSE American and Section 10A(m)(3) of the Exchange Act.

Nominating Committee

The Nominating Committee identifies potential director nominees and evaluates their suitability to serve on the Board. Based on its evaluation, it recommends to the Board the director nominees for Board membership. In addition, the Nominating Committee also regularly evaluates each existing Board member’s suitability for continued service as a director. The members of the Nominating Committee are Leonard M. Schiller, Leslie Bernhard, Michael McGeehan, and Neal Goldman. A copy of the Nominating Committee Charter has been posted on our website at www.milestonescientific.com.

The Nominating Committee believes that the minimum qualifications for service as a director of the Company are that a nominee possess an ability, as demonstrated by recognized success in his or her field, to make meaningful contributions to the Board’s oversight of the business and affairs of the Company and an impeccable reputation of integrity and competence in his or her personal or professional activities. The Nominating Committee’s criteria for evaluating potential candidates include the following: an understanding of the Company’s business environment; and the possession of such knowledge, skills, expertise and diversity of experience so as to enhance the Board’s ability to manage and direct the affairs and business of the Company including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or satisfy any independence requirements imposed by law, regulation or listing requirements.

The Nominating Committee considers director candidates recommended by stockholders. In considering candidates submitted by stockholders, the committee will take into consideration the needs of the Board and the qualifications of the candidate. The Nominating Committee may also take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held. To have a candidate considered by the Nominating Committee, a stockholder must submit the recommendation in writing and must include the following information: the name of the stockholder and evidence of the person’s ownership of Company stock, including the number of shares owned and the length of time of ownership; the name of the candidate, the candidate’s resume or a listing of his or her qualifications to be a director of the Company; and, the person’s consent to be named as a director if selected by the Nominating Committee and nominated by the Board.

The Nominating Committee may also receive suggestions from current Board members, the Company’s executive officers or other sources, which may be either unsolicited or in response to requests from the Nominating Committee for such candidates. The Nominating Committee also, from time to time, may engage firms that specialize in identifying director candidates.

Once a person has been identified by the Nominating Committee as a potential candidate, it may collect and review publicly available information regarding the person to assess whether the person should be considered further. If the Nominating Committee determines that the candidate warrants further consideration, the chairman or another member of the Nominating Committee may contact the person. Generally, if the person expresses a willingness to be considered and to serve on the Board, the Nominating Committee may request information from the candidate, review the person’s accomplishments and qualifications and may conduct one or more interviews with the candidate. The Nominating Committee may consider all such information considering information regarding any other candidates that it might be evaluating for membership on the Board. In certain instances, Nominating Committee members may contact one or more references provided by the candidate or may contact other members of the business community or other persons that may have greater first-hand knowledge of the candidate’s accomplishments. The Nominating Committee’s evaluation process does not vary based on whether a candidate is recommended by a stockholder, although, as stated above, the Board may take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held.

Director Independence

The Board has determined that of Leslie Bernhard, Leonard M. Schiller, Michael McGeehan, and Neal Goldman (the “Independent Directors”) are independent as that term is defined in the listing standards of the NYSE American. In determining director independence, the Board also considered all equity awards, if any, to the Independent Directors for the year ended December 31, 2019, disclosed in “Director Compensation” below, and determined that such awards were compensation for services rendered to the Board and therefore did not impact their ability to continue to serve as Independent Directors.

Stockholder Communication with the Board

The Board has established a process to receive communications from stockholders. Stockholders and other interested parties may contact any member (or all members) of the Board, or the non-management directors as a group, any Board committee, or any chair of any such committee by mail or electronically. To communicate with the Board, any individual director or any group or committee of directors, correspondence should be addressed to the Board or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent “c/o Corporate Secretary” at 425 Eagle Rock Ave., Suite 403, Roseland, New Jersey 07068. All communications received as set forth in the preceding paragraph will be opened by the Corporate Secretary of the Company for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service, patently offensive material or matters deemed inappropriate for the Board will be forwarded promptly to the addressee. In the case of communications to the Board or any group or committee of directors, the Company’s Corporate Secretary will make sufficient copies of the contents to send to each director who is a member of the group or committee to which the envelope or e-mail is addressed.

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

The following table, together with the accompanying footnotes, sets forth information, as of October 29, 2020 , regarding stock ownership of all persons known by Milestone Scientific to own beneficially more than 5% of Milestone Scientific’s outstanding common stock, Named Executives, all directors, and all directors and officers of Milestone Scientific as a group:

Names of Beneficial Owner (1)	Shares of Common Stock Beneficially Owned (2)		Percentage of Ownership
Executive Officers and Directors
Leonard Osser	4,652,151	(3)	7.01%
Joseph D'Agostino	1,565,714	(4)	2.36%
Arjan Haverhals	-		-
Leslie Bernhard	75,000	(5)	0.11%
Leonard Schiller	272,662	(6)	0.41%
Michael McGeehan	172,674	(7)	0.26%
Neal Goldman	1,374,352	(8)	2.07%
Gian Domenico Trombetta	9,910,177	(9)	14.94%
All directors & executive officers as group (8 persons)	18,022,730		27.17%
K. Tucker Andersen	3,669,827		5.53%
* Less than 1%

1.

The addresses of the persons named in this table are as follows: Leonard Osser, Joseph D'Agostino, Gian Domenico Trombetta, Leslie Bernhard, Neal Goldman, and Michael McGeehan are at 425 Eagle Rock Avenue, Roseland, New Jersey 07068; Leonard M. Schiller, c/o Schiller, Klein & McElroy, P.C., 33 North Dearborn Street, Suite 1030, Chicago, Illinois 60602; K. Tucker Andersen, c/o Above All Advisers, 61 Above All Road, Warren, CT 06754.

2.

A person is deemed to be a beneficial owner of securities that can be acquired by such person within 60 days from March 27, 2020, as applicable, upon the exercise of options and warrants or conversion of convertible securities. Each beneficial owner's percentage ownership is determined by assuming that options, warrants and convertible securities that are held by such person (but not held by any other person) and that are exercisable or convertible within 60 days from March 27, 2020 have been exercised or converted. Except as otherwise indicated, and subject to applicable community property and similar laws, each of the persons named has sole voting and investment power with respect to the shares shown as beneficially owned. The percentages for each beneficial owner are determined based on dividing the number of shares of common stock beneficially owned by the sum of the outstanding shares of common stock on March 27, 2020 and the number of shares underlying options exercisable and convertible securities convertible within 60 days from March 27, 2020 held by the beneficial owner

3.

Includes 2,452,999 shares held by Mr. Osser or his family, 1492,354 shares to be issued at the termination of his employment agreement, and 706,798 shares subject to common stock options and 71,250 shares subject to warrants to purchase common stock of the company.

4.	Includes 931,137 shares held by Mr. D'Agostino, 402,450 shares to be issued at the termination of his employment, and 250,127 shares subject to common stock options.

5.	Includes 75,000 shares held by Ms. Bernhard.

6.	Includes 272,662 shares held by Mr. Schiller and 5,625 shares subject to common stock warrants to purchase common stock of the Company.

7.	Includes 151,424 shares held by Mr. McGeehan and 21,250 shares subject to common stock warrants.

8.	Includes 1,374,352 shares held by Mr. Goldman and 142,500 shares subject to common stock warrants.

9.

Includes 178,571 shares subject to warrants to purchase common stock of the Company in the name of Bp4 Sr.l, and 9,910,177 shares held directly by BP4 S.r.l. ("BP4") of which 5,982,906 shares were issued upon the conversion of $7 million of preferred stock at $1.17 per share, as adjusted to date. Innovest S.p.A. ("Innovest") is the controlling shareholder of BP4 and Mr. Trombetta is a controlling shareholder and director of Innovest, and, as such, is deemed to have voting and investment power over the securities held by BP4. Mr. Trombetta disclaims beneficial ownership of all securities held by BP4.

Securities Authorized for Issuance under Equity Compensation Plans

Equity Compensation Plan Information

The following table summarizes, as of December 31, 2019, the (i) options granted under the Milestone Scientific 2004 Stock Option Plan (the “2004 Plan”) and (ii) options granted under the Milestone Scientific 2011 Equity Compensation Plan (f/k/a Milestone Scientific 2011 Stock Option Plan) (the “2011 Plan”). The shares covered by outstanding options and warrants are subject to adjustment for changes in capitalization, stock splits, stock dividends and similar events. No other equity compensation has been issued.

Equity compensation plan approved by stockholders	Number of Securities to be issued upon exercise of outstanding options and warrants	Weighted-average exercise price of outstanding options and warrants	Number of securities remaining available for future issuance under equity compensation plan
Grants under our 2004 Stock Option Plan (1)	-	-	-

Grants under our 2011 Stock Option Plan (2)	1,262,440	$1.64	652,044

Total	1,262,440	1.64	652,044

1.

The 2004 Plan, as amended, provided for awards of options up to a maximum 750,000 shares of Milestone Scientific's common stock and expired in July 2014. Options were granted to employees, officers, directors, and consultants of Milestone Scientific for the purchase of common stock of Milestone Scientific at a price not less than the fair market value of the common stock on the date of the grant. In general, options awarded under the 2004 Plan became exercisable over a three-year period from the grant date and expire five years after the date of grant. No options were exercised in 2019 or 2018. The options expired in 2019.

2.

The 2011 Plan, as amended, provides for awards of restricted common stock and options to purchase up to a maximum 4,000,000 shares of common stock and expires in June 2021. Options may be granted to employees, directors, and consultants of Milestone Scientific for the purchase of shares of common stock at a price not less than the fair market value of common stock on the date of grant. In general, options become exercisable over a three-year period from the grant date and expire five years after the date of grant. For the years ended December 31, 2019 and 2018, no options were exercised.

EXECUTIVE OFFICERS

The following table sets forth the names, ages, and principal positions of the executive officers of the Company and two key employees as of the Record Date.

NAME	AGE	POSITION
Leonard Osser	72	Interim Chief Executive Officer and Director
Joseph D'Agostino	68	Chief Financial Officer and Chief Operating Officer
Arjan Haverhals	60	President of Milestone Scientific Inc.
		Chief Executive Office of Milestone Dental Division
		(Wand Dental Inc.)
Eugene Casagrande, D.D.S.	75	Director of International Professional Relations
Mark Hochman, D.D.S.	60	Director of Clinical Affairs

The principal occupation and business experience, for at least the last five years, for each executive officer and key employee, respectively, is set forth below (except for Mr. Osser whose business experience is discussed above). There are no family relationships among any of our directors or executive officers.

Arjan Haverhals, President of Milestone Scientific Inc. (September 2020), Chief Executive Office of Milestone Dental Division (Wand Dental Inc.)

Arjan Haverhals has served as President of the Company since September 2020 and as President and Chief Executive Officer of the Company’s subsidiary, Wand Dental, since June 2020. He brings over 30 years of experience in sales, marketing, product development, and international expansion within the medical device, pharmaceutical, and other industries. Prior to joining the Company, Mr. Haverhals was senior vice president of sales at Xcentric Mold & Engineering (2019-2020). Previously, at Institut Straumann AG a global leader in manufacturing medical and dental devices, he held a series of senior sales and marketing roles including vice president of customer marketing & education at Straumann, LLC, USA (2012-2018). He also served as senior vice president for the Nordic Region at Straumann, AB (2011-2012), senior vice president of global sales digital solutions (2008-2011) and vice president of the Prosthetics Business Unit (2005-2008). He also served as vice president of global marketing & sales at Elkem AS, one of Norway's largest industrial companies (2003-2005). Previously, Mr. Haverhals served as executive vice president of marketing & sales at Cresco Ti Systems Sàrl, a global dental implant company, where he was responsible for turning around and managing global sales, marketing, international business (1999-2003). Mr. Haverhals holds an MS in Pharmacy from the University of Leyden in the Netherlands.

 Joseph D’Agostino, Chief Financial Officer and Chief Operating Officer

Joseph D'Agostino has been Milestone Scientific's Chief Financial Officer since October 2008 and Chief Operating Officer since September 2011. Mr. D'Agostino joined Milestone Scientific in January 2008 as Acting CFO and has over 25 years of finance and accounting experience serving both publicly and privately held companies. A results-oriented and decisive leader, he has specific proven expertise in treasury and cash management, strategic planning, information technology, internal controls, Sarbanes-Oxley compliance, operations, and financial and tax accounting. Mr. D'Agostino served as Senior Vice President and Treasurer of Summit Global Logistics, a publicly traded, full service international freight forwarder and customs broker with operations in the United States and China.

Mark Hochman, D.D.S., Director of Clinical Affairs

Mark Hochman, D.D.S. has served as Milestone Scientific’s Director of Clinical Affairs and Director of Research and Development since 1999. He has a Doctor of Dental Surgery with advanced training in the specialties of Periodontics and Orthodontics from New York University of Dentistry and has been practicing dentistry since 1984. He is a former clinical associate professor at NYU School of Dental Surgery. Recognized as a world authority on Advanced Drug Delivery Instruments, Dr. Hochman has published numerous articles in this area, and shares in the responsibility for inventing much of the technology currently available from Milestone Scientific.

Dr. Eugene Casagrande, Director of International & Professional Relations

Since 1998, Eugene Casagrande, D.D.S. has served as Director of International and Professional Relations, charged with pursuing a broad range of clinical and industry-related strategic business opportunities for Milestone Scientific. Dr. Casagrande has practiced Cosmetic and Restorative Dentistry for over 30 years in Los Angeles.  He is past president of the California State Board of Dentistry and the Los Angeles Dental Society and is a Fellow of the American and International Colleges of Dentists.  Dr. Casagrande was a member of the faculty of the University of Southern California, School of Dentistry.  He was also the Executive Director of the Los Angeles Oral Health Foundation and the Program Director of the Los Angeles Pediatric Oral Health Access Program.  As the Director of International & Professional Relations for Milestone Scientific for over 20 years, he has published multiple articles and has lectured both nationally and internationally at over 100 dental schools and in over 50 countries on Computer-Controlled Local Anesthesia.

COMPENSATION OF DIRECTORS AND OFFICERS AND RELATED MATTERS

The following Summary Compensation Table sets forth all compensation earned, in all capacities, during the fiscal years ended December 31, 2019 and 2018 by Milestone Scientific’s (i) Interim CEO and (ii) two most highly compensated executive officers other than the Interim CEO who were serving as executive officers at the end of the 2019 fiscal year and whose salary as determined by Regulation S-K, Item 402, exceeded $100,000 (the individuals falling within categories (i) and (ii) are collectively referred to as the “Named Executive Officers”).

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary	Bonuses	Option Awards	Other Compensation	Total
Leonard A. Osser (1)
Interim Chief Executive Officer	2019	$301,423	$350,000	$-	$39,879	$691,302
	2018	$304,167	$-	$-	$236,317	$540,484
Gian Domenico Trombetta (2)
Chief Executive Officer - Wand Dental Inc	2019	$280,000	$-	$-	$-	$280,000
	2018	$280,000	$-	$-	$-	$280,000
Joseph D'Agostino (3)
Chief Financial Officer and Chief Operating Officer	2019	$203,300	$175,000	$-	$24,935	$403,235
	2018	$200,000	$-	$-	$25,298	$225,298
Brent Johnston (4)
President	2019	$86,218	$16,666	$-	$9,033	$111,917

Sharon Smith (5)
Executive Vice President Global Marketing	2019	$181,064			$-	$181,064
	2018	$167,535	$116,500	$-	$-	$284,035
Eric Gilbert (6)
Vice President US Sales and Marketing	2019	$218,301				$218,301
	2018	$155,242	$70,000	$-	$-	$225,242

1.

Leonard Osser deferred a portion of his yearly compensation of approximately $175,000 in 2019 and 2018. During 2019 other compensation represents payments made for health insurance coverage of approximately $25,000 and car allowance of approximately $14,400 in 2019. In 2018, Mr. Osser, deferred his pension of approximately $203,111 which was included in other payments. In 2019, Mr. Osser received $60,000 of the deferred pension from 2018. Mr. Osser received a discretionary performance bonus in 2019 of $350,000 (which will be paid stock) and no bonus was award for 2018. During 2018, other compensation represents payments made for health insurance coverage $19,000 and car allowance $14,400, pension payment $203,111.

2.	Gian Domenico Trombetta deferred a portion of his yearly compensation of approximately $180,000 in 2019 and 2018.

3.

Joseph D’Agostino deferred a portion of his yearly compensation of approximately $28,400 in 2019 and 2018. During 2019 other compensation represents payments made for health insurance coverage of approximately $16,000 and car allowance of approximately $9,000. Mr. D'Agostino received a discretionary performance bonus in 2019 of $175,000 (which will be paid stock) and no bonus was awarded in 2018. During 2018 other compensation represents payments made for health insurance coverage of approximately $16,000 and car allowance of approximately $9,000.

4.

Brent Johnston was hired in September 2019 as President. His yearly compensation was approximately $86,000 in 2019. Other compensation represents payments made for health insurance coverage of approximately $4,800 and car allowance of approximately $4,200. Mr. Johnston received deferred compensation in 2019 of approximately $16,000 which was paid in common stock upon his resignation from the company in September 2020.

5.	Sharon Smith received $116,500, in a discretionary performance bonus for the year ended December 31, 2018, which was paid in common stock upon her termination with the Company in October 2019.

6.	Eric Gilbert received $70,000, in a discretionary performance bonus for the year ended December 31, 2018 and will be paid in common stock upon the termination of his employment with the Company.

Employment Contracts

In July 2017, Milestone Scientific entered into a ten-year employment agreement with Leonard Osser, who previously served as the Company’s President and Chief Executive Officer, to serve as Managing Director – China Operations. This agreement provides for annual compensation of $300,000 consisting of $100,000 in cash and $200,000 in the Company’s common stock valued at the average closing price of the Company’s common stock on the NYSE or such other market or exchange on which its shares are then traded during the first fifteen (15) trading days of the last full calendar month of each year during the term of this agreement. This agreement supersedes all prior employment agreements between Mr. Osser and Milestone Scientific. If the Company terminates Mr. Osser’s employment “Without Cause,” other than due to his death or disability, or if Mr. Osser terminates his employment for “Good Reason” (both as defined in the agreement), Mr. Osser is entitled to be paid in one lump sum payment as soon as practicable following such termination: an amount equal to the aggregate present value (as determined in accordance with Section 280G(d)(4) of the Code) of all compensation pursuant to this agreement from the effective date of termination hereunder through the remainder of the Employment Term.

In July 2017, Mr. Osser also resigned from his positions of Chairman of the Board, Chief Executive Office and President of Milestone Medical. Upon his resignation, Milestone Medical entered in a consulting agreement with U.S. Asian Consulting Group LLC, an entity controlled by Mr. Osser, pursuant to which he will provide specific services to Milestone Medical for a ten- year term. Pursuant to the consulting agreement, U.S. Asian Consulting Group, LLC, is entitled to receive $100,000 per year for Mr. Osser's services.

On December 19, 2017, the Board of Directors appointed Leonard Osser Interim Chief Executive Office, replacing Leslie Bernhard. Mr. Osser placed on hold his position as Managing Director-China Operations and his consulting agreement with Milestone Medical to rejoined Milestone Scientific Inc. as Interim Chief Executive Officer and will not receive or earn any compensation under those agreements until he is no longer Interim Chief Executive Officer. Mr. Osser as Interim Chief Executive Officer receives a base salary and may receive bonus determined by the compensation committee of Company.

Objective of Executive Compensation Program

The primary objective of the executive compensation program is to attract and retain qualified, energetic managers who are enthusiastic about the mission and culture of Milestone Scientific. A further objective of the compensation program is to provide incentives and reward each manager for their contribution. In addition, Milestone Scientific strives to promote an ownership mentality among key leadership and the Board of Directors.

The Compensation Committee reviews and approves, or in some cases recommends for the approval of the full Board of Directors, the annual compensation procedures for the Named Executive Officers.

The compensation program is designed to reward teamwork, as well as each manager’s individual contribution. In measuring the Named Executive Officers’ contribution, the Compensation Committee considers numerous factors including the growth, strategic business relationships and financial performance. Regarding most compensation matters, including executive and director compensation, management provides recommendations to the Compensation Committee; however, the Compensation Committee does not delegate any of its functions to others in setting compensation. Milestone Scientific does not currently engage any consultant to advise on executive and/or director compensation matters.

Stock price performance has not been a factor in determining annual compensation because the price of Milestone Scientific’s common stock is subject to a variety of factors outside of Milestone Scientific’s control. Milestone Scientific does not have an exact formula for allocating between cash and non-cash compensation.

Annual CEO Compensation consists of a base salary component and periodic stock option grants. It is the Compensation Committee’s intention to set totals for the CEO for cash compensation sufficiently high enough to attract and retain a strong motivated leadership team, but not so high that it creates a negative perception with the other stakeholders. The CEO receives stock option grants under the stock option plan. The number of stock options granted to the chief executive officer is made on a discretionary rather than a formula basis by the Compensation Committee.

The CEO’s current and prior compensation is considered in setting future compensation. To some extent, the compensation plan is based on the market and the companies that compete for executive management. The elements of the plan (e.g., base salary, bonus, and stock options) are like the elements used by many companies. The exact base pay, stock option grant, and bonus amounts are chosen to balance the competing objectives of fairness to all stakeholders and attracting and retaining executive managers.

Outstanding Equity Awards at December 31, 2019

	Options Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable (1)	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that have not vested (#) (2)	Market Value of Number of Shares or Units of Stock that have not vested (#) (3)
Leonard Osser	57,306	-	$3.56	6/23/2020	1,241,303	$1,725,411
	82,988	-	$1.72	2/4/2021
	171,429	-	$1.93	11/10/2021
	62,112	-	$1.71	2/4/2021
	261,713	75,257	$1.14	12/31/2021
Total	635,548	75,257			1,241,303	$1,725,411
Gian Domenico Trombetta	132,780	-	$1.72	2/4/2021	202,617	281,638
	99,378	-	$1.61	1/8/2022
Total	232,158	-			202,617	281,638
Brent Johnston	-	-	$-	-	13,117	$18,233
	-	-	$-	-
Total	-	-			13,117	$18,233
Joseph D'Agostino	133,140	-	$1.72	2/4/2021	313,860	$436,265
	49,689	-	$1.61	12/31/2021
	67,298	19,352	$1.04	12/31/2021
Total	250,127	19,352			313,860	$436,265

The following table includes certain information with respect to all unexercised stock options and unvested shares of common stock of Milestone Scientific outstanding owned by the Named Executive Officers at December 31, 2019.

1.	Represents stock option grants at fair market value on the date of grant.

2.	Issuance of the shares of common stock have been deferred until the termination of employment with Milestone Scientific in accordance with the terms of respective employment arrangements.

3.	Based on the closing price per share of $1.39 as reported on the NYSE American on December 31, 2019.

Director Compensation

The following table shows the compensation earned by or awarded or paid in 2019 to the individuals who served as our non-employee directors during such period. Neither Mr. Osser nor Mr. Trombetta received any additional compensation for their services as a director.

NAME	Fees Earned or Paid in Cash ($)	Fees Earned or Paid in Common Stock
Leslie Bernhard	$66,000	-
Leonard Schiller	$16,000	20,000
Dr. Edward Zelnick	$16,000	20,000
Michael McGeehan	$-	36,000
Neal Goldman	$-	36,000

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our officers and directors, and person who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten-percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. Based solely on review of the copies of such forms furnish to us, or written representations that no Forms 5 were required, we believe that all Section 16(a) filing requirements applicable to our officers and director were complied with during the fiscal year ended December 31, 2019.

Certain Relationships and Related Transactions and Director Independence.

Milestone Scientific has a manufacturing agreement with United Systems (whose controlling shareholder, Tom Cheng, is a significant stockholder of Milestone Scientific), the principal manufacturers of its handpieces, pursuant to which it manufactures products under specific purchase orders, but without minimum purchase commitments. Purchases from this manufacturer were $1.2 million for the years ended December 31, 2019 and 2018. As December 31, 2019 and 2018, Milestone Scientific owed this manufacturer approximately $943,000 and $1.3 million, respectively, which is included in accounts payable, related party on the consolidated balance sheets.  In February 2019, Milestone Scientific’s board of directors granted United Systems 285,714 shares of stock at $0.35 or $100,000 for consulting services. These shares were issued in July 2019.

During 2018, Milestone Scientific through its wholly owned subsidiary, Wand Dental, entered into an agreement with United Systems. The agreement was a Royalty Agreement for handpieces sold to Milestone China by United Systems. United Systems will pay Wand Dental a royalty equal to the net profit that Wand Dental would have received if the handpieces were sold directly to Milestone China or its Agent. As of December 31, 2019, Wand Dental has deferred royalty income of $342,500 that will be recognized at the earlier of when payment of the royalties is received from United Systems or when collectability is deemed to be assured and is included in accounts receivable, related party and deferred revenue, related party on the consolidated balance sheets.

Also, during the year ended December 31, 2018, a Distribution Agreement between Wand Dental and United Systems was formed.  Under the Distribution Agreement United Systems purchased 1,000 STA instruments in June 2018, for delivery to Milestone China. Due to the related party nature and collectability concerns Wand Dental has deferred the sale. Milestone Scientific has deferred approximately $750,000 of related party sales of devices to Milestone China under the agreement with United Systems as of December 31, 2018. As of December 31, 2019, Milestone Scientific recorded accounts receivable, related party and deferred revenue, related party of $750,000 and deferred cost, related of $686,365, respectively. The deferred revenue, accounts receivable and deferred cost from this transaction are included in accounts receivable, deferred revenue and deferred cost related, party related to Milestone China disclosed on the consolidated balance sheets.

In June 2014, Milestone Scientific invested $1 million in Milestone China by contributing 772 STA Instruments to Milestone China for a 40% ownership interest. Milestone Scientific recorded this investment under the equity method of accounting. Milestone Scientific entered into a payment arrangement with Milestone China to satisfy past due receivables from Milestone China and it’s agents which amounted to $ 2.8 million at the time of the payment arrangement. The payment terms required payments of $200,000 per month beginning in July 2018 through November 2018 and a balloon payment of approximately $1,425,000 during December 2018. Due to the default on the arrangement and Milestone China’s liquidity constraints, Milestone Scientific halted shipments to Milestone China. The Company has adjusted the accounts receivable related party and the deferred revenue related party based on the expected payment realization and recorded a reserve against the related deferred cost of $1.25 million which includes the sales to United Systems. The amounts due from United Systems described above are included in the adjustments and reserves for Milestone China.

In July 2019, United System issued a credit to the Company for approximately $151,000 for handpieces found to be defective. The Company recorded the credit in cost of sales since the Company previously recorded an allowance for against inventory during 2018.

In August 2016, K. Tucker Andersen, a significant stockholder of Milestone Scientific, entered into a three-year agreement with Milestone Scientific to provide financial and business strategic services. Expenses recognized on this agreement were $100,000 for years ended December 31, 2019 and 2018, respectively. In December 2019, Milestone Scientific extended this agreement for one year at a cost of $100,000.

In January 2017, Milestone Scientific entered into a twelve-month agreement with Innovest S.p.A., a significant stockholder of Milestone Scientific, to provide consulting services. This agreement will renew for successive twelve-month terms unless terminated by Innovest S.p.A or Milestone Scientific. Expenses recognized on this agreement were $80,000 for years ended December 31, 2019 and 2018.

The Director of Clinical Affairs’ royalty fee was approximately $403,000 and $465,000 for the years ended December 31, 2019 and 2018, respectively. Additionally, Milestone Scientific expensed consulting fees to the Director of Clinical Affairs of $156,000 and $186,000 for the years ended December 31, 2019, and 2018, respectively. As of December 31, 2019 and 2018 Milestone Scientific owed the Director Clinical Affairs for royalties of approximately $390,000 and $364,000, respectively, which is included in accounts payable, related party and accrued expense, related party.

PROPOSAL NO. 2

VOTE TO APPROVE AN AMENDMENT TO THE RESTATED CETIFICATE OF

INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES

OF COMMON STOCK FROM 75,000,000 TO 85,000,000

(ITEM 2 ON THE PROXY CARD)

General

The Board of Directors is proposing for stockholder approval an amendment to the Company’s Restated Certificate of Incorporation (the “Charter”) to increase the number of authorized shares of common stock, par value $0.001 per share, from 75,000,000 shares to 85,000,000 shares, subject to the Board of Directors’ authority to abandon such amendment. The Board of Directors approved this amendment, subject to stockholder approval, and directed that this amendment be submitted to a vote of the Company’s stockholders at the Annual Meeting. The Charter also authorizes the issuance of up to 5,000,000 shares of preferred stock, par value $0.001 per share, of which no shares are currently outstanding. The proposed amendment will not increase or otherwise affect the Company’s authorized shares of preferred stock. The Board believes that it is in the best interests of the Company and its stockholders to increase the number of authorized shares of common stock in order to give the Company greater flexibility in considering and planning for future potential business needs.

Purpose of the Amendment

The Charter currently authorizes the issuance of up to 75,000,000 shares of common stock, par value $0.001 per share. As of the close of business on October 29, 2020, 63,605,119 shares of common stock were issued and outstanding. In addition, as of the close of business on October 29, 2020, there were 6,399,196 shares of common stock issuable upon exercise of outstanding warrants; 1,287,439 shares of common stock issuable upon exercise of outstanding stock options; 1,778,118 shares of common stock available for issuance pursuant to future grants which can be made under the Company’s 2011 Equity Compensation Plan; 2,370,344 shares of common stock issuable as deferred compensation to the Company’s executive officers and employees; and assuming Proposal 4 is approved by the stockholders at the Annual Meeting, 2,000,000 shares of common stock available for issuance under the Company’s 2020 Equity Incentive Plan.

Therefore, the purpose of this amendment to increase the number of authorized shares of common stock from 75,000,000 to 85,000,000 is to allow the Company to meet is current contractual requirements to issue shares of its common stock and to issue additional shares of common stock for any proper corporate purposes, including but not limited to, public or private financings, stock splits, stock dividends, potential strategic transactions, including mergers, acquisitions, strategic partnerships, joint ventures and other business combinations, as well as for other general corporate transactions.

Other than as described above, the Company has no current plan, commitment, arrangement, understanding or agreement regarding the issuance of the additional shares of common stock resulting from the proposed increase in the number of authorized shares of common stock. The additional shares of common stock will be available for issuance from time to time as determined by the Board of Directors for any proper corporate purposes. Having these additional shares of authorized common stock available for future use will allow the Company to issue additional shares of common stock without the expense and delay of arranging a special meeting of stockholders.

Possible Effects of the Amendment and Anti-takeover Considerations

If the amendment to the Charter is approved, the additional authorized shares would be available for issuance at the discretion of the Board and without further stockholder approval. It is not the present intention of the Board of Directors to seek stockholder approval prior to any issuance of shares of common stock that would become authorized by the amendment unless otherwise required by law or regulation. Frequently, opportunities arise that require prompt action, and it is the belief of the Board of Directors that the delay necessitated for stockholder approval of a specific issuance could be to the detriment of the Company and its stockholders. The additional shares of authorized common stock would have the same rights and privileges as the shares of common stock currently issued and outstanding. The adoption of the amendment would not have any immediate dilutive effect on the proportionate voting power or other rights of existing stockholders. Shares of common stock issued in the future (including for the purposes described above in the section entitled “Purpose of Amendment”), other than for a stock split, may decrease existing stockholders’ percentage equity ownership and, depending on the price at which they are issued, could have a financially dilutive effect on previously issued shares of common stock and have a negative effect on the market price of the common stock. The Company cannot provide assurances that any such transactions will be consummated on favorable terms or at all, that they will enhance stockholder value or that they will not adversely affect the Company’s business or the trading price of our stock. Current stockholders have no preemptive or similar rights.

The Company has not proposed the increase in the number of authorized shares of common stock with the intention of using the additional authorized shares for anti-takeover purposes, but the Company would be able to use the additional shares to oppose a hostile takeover attempt or delay or prevent changes in control or management of the Company. For example, without further stockholder approval, the Board could sell shares of common stock or preferred stock, including preferred stock convertible into shares of common stock, in a private transaction to purchasers who would oppose a takeover or favor the current Board. Although this proposal to increase the authorized number of shares of common stock has been prompted by business and financial considerations, and not by the threat of any known or threatened hostile takeover attempt, stockholders should be aware that approval of this proposal could facilitate future efforts by the Company to oppose changes in control of the Company and perpetuate the Company’s management, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices.

Effective Date

If the Company’s stockholders approve the increase in the number of authorized shares of common stock to 85,000,000 shares, we have to file a Certificate of Amendment to the Charter with the Delaware Secretary of State in order for the amendment to become effective. If we obtain stockholder approval of this proposal, we intend to file the Certificate of Amendment as soon as practicable. Our Board of Directors reserves the right, notwithstanding stockholder approval of the amendment and without further action by our stockholders, not to proceed with the amendment at any time before the filing of the Certificate of Amendment.

Regarding the authorized capital structure of the Company, the first sentence of Article Fourth of the Charter currently reads as follows:

“The total number of shares which this corporation shall have authority to issue is 80,000,000 shares, consisting of (i) 75,000,000 shares of common stock, $.001 par value per share (the “Common Stock”) and (ii) 5,000,000 shares of preferred stock, $.001 par value per share (the “Preferred Stock”).”

The Company's Board of Directors has approved the following amendment to Article Fourth, subject to approval of such amendment by the stockholders of the Company at the Annual Meeting, as specified below:

The first sentence of Article Fourth is to be deleted in its entirety and be replaced by the following sentence:

“The total number of shares which this corporation shall have authority to issue is 90,000,000 shares, consisting of (i) 85,000,000 shares of common stock, $.001 par value per share (the “Common Stock”) and (ii) 5,000,000 shares of preferred stock, $.001 par value per share (the “Preferred Stock”).”

Dissenters’ Rights

Neither Delaware law, the Company’s Charter, nor the Company’s Bylaws provides for appraisal or other similar rights for dissenting stockholders in connection with this proposal. Accordingly, the Company’s stockholders will have no right to dissent and obtain payment for their shares.

Vote Required and Recommendation

On this matter, the affirmative vote of the holders of a majority of the Company’s outstanding shares of common stock is required to approve this Proposal No. 2.

The Board recommends that stockholders vote “FOR” the resolution above, approving AN amendment TO the RESTATED Certificate of

Incorporation to increase THE AUTHORIZED NUMBER OF SHARES

OF COMMON STOCK FROM 75,000,000 TO 85,000,000

PROPOSAL 3

APPROVAL OF THE COMPANY’S 2020 Equity Incentive Plan

(Item 3 on the Proxy Card)

Milestone's Board adopted the 2020 Equity Inventive Plan (the "2020 Plan"), subject to stockholder approval, which provides for the grant to our employees, directors and consultants of incentive and non-qualified stock options and shares of restricted stock to up to an aggregate of 2,000,000 shares of Common Stock.

The purpose of the 2020 Plan is to provide incentives to employees, directors and consultants whose performance will contribute to our long-term success and growth, to strengthen the Company's ability to attract and retain employees, directors and consultants of high competence, to increase the identity of interests of such people with those of its stockholders and to help build loyalty to Milestone through recognition and the opportunity for stock ownership. The Compensation Committee of the Board will administer the 2020 Plan.

The following description of the 2020 Plan is a summary and is qualified in its entirety by reference to the 2020 Plan, a copy of which is annexed hereto as Appendix A to this Proxy Statement.

Summary of the 2020 Equity Compensation Plan

Below is a summary of the key terms of Company’s 2020 Equity Compensation Plan (the “2020 Plan”), which is qualified in its entirety by reference to the text of the 2020 Plan, a copy of which is attached to this Proxy Statement as Appendix A.

Purpose. The purpose of the 2020 Plan is to provide incentives to employees, directors and consultants whose performance will contribute to our long-term success and growth, to strengthen the Company's ability to attract and retain employees, directors and consultants of high competence, to increase the identity of interests of such people with those of its stockholders and to help build loyalty to Milestone through recognition and the opportunity for stock ownership.

Types of Awards. The 2020 Plan provides for the grant of incentive stock options intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), non-qualified stock options and restricted stock awards.

Administration. The 2020 Plan will be administered by the Compensation Committee of the Board of Directors (the “Committee”), which may in turn delegate administrative authority to one or more of our executive officers.

Stock Reserved Under the Stock Plan. The aggregate number of shares of common stock that may be issued pursuant to equity awards granted under the 2020 Plan may not exceed 2,000,000 shares. If any outstanding award granted under the 2020 Plan should for any reason expire, be cancelled or be forfeited without having been exercised in full, the shares of Common Stock allocable to the unexercised, cancelled or terminated portion of such award shall become available for subsequent grants of awards under the 2020 Plan.

Eligibility. Incentive stock options may be granted only to employees of the Company, or a “subsidiary corporation” (as such term is defined in Section 424(f) of the Code) of the Company. Equity awards other than incentive stock options may be granted to employees, directors, and consultants.

Stock Options. Each stock option granted under the 2020 Plan shall be evidenced by a written stock option agreement between the optionee and the Company and shall be subject to the following conditions:

Term. An option may not be exercisable after the expiration of 10 years from the date of its grant or. at the discretion of the Committee, such shorter period specified in the award agreement. A person holding stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (a “10% Shareholder”) may not be granted an incentive stock option unless the option is not exercisable after the expiration of 5 years from the date of grant.

Exercise Price. The exercise price of an option must not be less than 100% of the fair market value of the Company’s common stock on the date of grant. A 10% Shareholder may not be granted an incentive stock option unless the exercise price of such option is at least 110% of the fair market value of the Company’s common stock on the date of grant.

Exercise of the Option. Each stock option agreement will specify the term of the option and the date when the option is to become exercisable. The terms of such vesting are determined at the time of grant by the Committee. The 2020 Plan permits the Committee to accelerate the vesting of options at any time. An option is exercised by giving written notice of exercise and by tendering full payment of the exercise price.

Termination of Employment. In the event of termination of employment, the option may be exercised as provided in the stock option agreement for a period after the end of employment. In certain circumstances, such as death or disability, the 2020 Plan specifies an exercise after the termination of employment.

Assignability. Except as otherwise determined by the Committee, options granted under the 2020 Plan shall not be transferable otherwise than by will or by the laws of descent and distribution, and options may be exercised or otherwise realized, during the lifetime of the holder, only by the holder or by his or her guardian or legal representative.

Restricted Stock Awards. The 2020 Plan provides that the Board may award grants of restricted stock on terms that it may determine, subject to such terms and conditions, consistent with the other provisions of the 2020 Plan. A restricted stock award may be awarded in consideration for past or future services actually or to be rendered to the Company. Shares of common stock awarded under a restricted stock award agreement may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Board.

Adjustment upon Changes in Capitalization. In the event of any extraordinary dividend, stock dividend, recapitalization, merger, consolidation, stock split, warrant or rights issuance, or combination or exchange of such shares, or other similar transactions, each of the number of shares of Common Stock available for awards, the number of such shares covered by outstanding awards, and the price per share of options, as appropriate, shall be equitably adjusted by the Committee to reflect such event and preserve the value of such awards.

Change in Control. Upon the occurrence of a Change in Control (as that term is defined in the 2020 Plan), each option then outstanding, but not yet exercisable, shall thereupon become fully exercisable.

Amendment or Termination of the 2020 Plan. The Board of Directors may, at any time, suspend, terminate, modify or amend the 2020 Plan; provided, however, that, unless otherwise determined by the Board, an amendment that requires stockholder approval in order for the 2020 Plan to continue to comply with Rule 16b-3, Section 162(m) of the Code or any other law, regulation or stock exchange requirement shall not be effective unless approved by the requisite vote of stockholders. No such suspension, termination, modification, or amendment of the 2020 Plan may adversely affect any award previously granted, unless the written consent of the holder is obtained.

Federal Income Tax Consequences. We believe that under current law the following U.S. Federal income tax consequences generally would arise with respect to option awards under the 2020 Plan.

Non-qualified Stock Options. The grant of non-qualified stock options will have no immediate tax consequences to the Company or the grantee. The exercise of a non-qualified stock option will require an employee to include in his gross income the amount by which the fair market value of the acquired shares on the exercise date (or the date on which any substantial risk of forfeiture lapses) exceeds the option price. Upon a subsequent sale or taxable exchange of the shares acquired upon exercise of a non-qualified stock option, an employee will recognize long or short-term capital gain or loss equal to the difference between the amount realized on the sale and the tax basis of such shares. Milestone will be entitled (provided applicable withholding requirements are met) to a deduction for Federal income tax purposes at the same time and in the same amount as the employee is in receipt of income in connection with the exercise of a non-qualified stock option.

Incentive Stock Options. The grant of an incentive stock option will have no immediate tax consequences to Milestone or its employee. If the employee exercises an incentive stock option and does not dispose of the acquired shares within two years after the grant of the incentive stock option nor within one year after the date of the transfer of such shares to him (a "disqualifying disposition"), he will realize no compensation income and any gain or loss that he realizes on a subsequent disposition of such shares will be treated as a long-term capital gain or loss. For purposes of calculating the employee's alternative minimum taxable income, however, the option will be taxed as if it were a non-qualified stock option.

New Plan Benefits Under the 2020 Plan

Future awards under the 2020 Plan will be granted in the discretion of the Compensation Committee. The type, number, recipients, and other terms of such future awards cannot be determined at this time. Information regarding our recent practices with respect to annual incentive awards and stock-based compensation under existing plans is presented in the "Executive Compensation" and “Outstanding Equity Awards at December 31, 2019” elsewhere in this Proxy Statement and in our financial statements for the fiscal year ended December 31, 2019 included in the Annual Report which accompanies this Proxy Statement.

Vote Required and Recommendation of the Board

The affirmative vote of at least a majority of the votes cast at the Annual Meeting is required to approve this Proposal No. 3.

The Board of directors recommends that the stockholders

vote “FOR” APPROVAL OF THE COMPANY’S 2020 Equity Incentive Plan.

PROPOSAL 4

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

(Item 4 on the Proxy Card)

Friedman LLP has been our independent auditor since July 2016. Their audit report appears in the Annual Report. A representative of Friedman LLP will be at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

Selection of the independent accountants is not required to be submitted to a vote of our stockholders for ratification. In addition, the Sarbanes-Oxley Act of 2002 requires the Audit Committee to be directly responsible for the appointment, compensation, and oversight of the audit work of the independent auditors. The Audit Committee expects to appoint Friedman LLP to serve as independent auditors to conduct an audit of Milestone Scientific’s accounts for the 2020 fiscal year. However, the Board is submitting this matter to Milestone Scientific’s stockholders as a matter of good corporate practice. If the stockholders fail to vote on an advisory basis in favor of the selection, the Audit Committee will take that into consideration when deciding whether to retain Friedman LLP and may retain that firm or another without re-submitting the matter to the stockholders. Even if stockholders vote on an advisory basis in favor of the appointment, the Audit Committee may, in its discretion, direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of Milestone Scientific and the stockholders.

Vote Required and Recommendation of the Board

The affirmative vote of at least a majority of the votes cast at the Annual Meeting is required to approve this Proposal No. 4.

The Board of directors recommends that the stockholders

vote “FOR” ratification of the appointment of the independent auditor.

********

Audit Fees and Audit Related

Milestone Scientific incurred audit and financial statement review fees of approximately $252,000 and $246,500, respectively from Friedman LLP, its principal accountant for 2019 and 2018. These fees include fees for professional services rendered for the audit of our annual financial statements and the review of financial statements included in our report on Form 10-Q's or services that are normally provided in connection with statutory and regulatory filings and fees related to registration statements.

Tax Fees

Milestone Scientific incurred tax fees of approximately $36,000 and $42,500 respectively from Friedman LLP, its principal accountant for 2019 and 2018.

All Other Fees

Milestone Scientific incurred other accounting fees of approximately $0 and $50,000 from Friedman LLP, its principal accountant in both 2019 and 2018, respectively.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee charter provides that the Audit Committee will pre-approve audit services and non-audit services to be provided by the independent auditors before the accountant is engaged to render these services. The Audit Committee may consult with management in the decision-making process but may not delegate this authority to management. The Audit Committee may delegate its authority to preapprove services to one or more committee members, provided that the designees present the pre-approvals to the full committee at the next committee meeting. All audit and non-audit services performed by the independent accountants have been pre-approved by the Audit Committee to assure that such services do not impair the auditors’ independence from us.

AUDIT COMMITTEE REPORT

The Audit Committee’s purpose is to assist the Board in its oversight of (i) the integrity of our financial statements, (ii) our compliance with legal and regulatory requirements, (iii) our independent auditors’ qualifications and independence, and (iv) the performance of our internal audit function and independent auditors to decide whether to appoint, retain or terminate our independent auditors, and to pre-approve all audit, audit-related and other services, if any, to be provided by the independent auditors; and to prepare this Report.

Management is responsible for the preparation, presentation and integrity of our financial statements, accounting and financial reporting principles and the establishment and effectiveness of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for performing an independent audit of the financial statements in accordance with generally accepted auditing standards. The independent auditors have free access to the Audit Committee to discuss any matters they deem appropriate.

The Audit Committee reviewed our audited financial statements for the year ended December 31, 2019 and met with management to discuss such audited financial statements. The Audit Committee has discussed with our independent accountants, Friedman LLP, the matters required to be discussed by the Statement on Auditing Standards No. 16, as adopted by the Public Company Accounting Oversight Board. The Audit Committee has received the written disclosures and the letter from Friedman LLP required by the Independence Standards Board Standard No. 1, as may be modified or supplemented. The Audit Committee has discussed with Friedman LLP its independence from Milestone Scientific and its management. Friedman LLP had full and free access to the Audit Committee. Based on its review and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report.

Submitted by the Audit Committee

Leslie Bernhard

Leonard Schiller

Michael McGeehan

OTHER BUSINESS

As of the date of this Proxy Statement, we know of no other business that will be presented for consideration at the Annual Meeting other than the items referred to above. If any other matter is properly brought before the Annual Meeting for action by stockholders, the persons designated as proxies will vote all shares in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with their best judgment.

ADDITIONAL INFORMATION

Householding

The SEC’s rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. Some brokers household proxy materials and annual reports, delivering a single proxy statement and annual report to multiple stockholders sharing an address, although each stockholder will receive a separate proxy card. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your broker. If you would like to receive a separate copy of this year’s Proxy Statement or Annual Report, please address your request for delivery of the Proxy Statement and/or Annual Report to Joseph D’Agostino, Chief Financial Officer, Milestone Scientific Inc., 425 Eagle Rock Avenue, Suite 403 Roseland, New Jersey 07068.

Requirements, Including Deadlines, for Submission of Proxy Proposals, Nomination of Directors and Other Business of Stockholders

Stockholders interested in presenting a proposal or nominating a person for election as a director for consideration at the annual meeting of stockholders in 2021 (the “2021 Meeting”) must follow the procedures found in Rule 14a-8 under the Exchange Act. To be eligible for inclusion in the Company’s proxy materials for the 2021 Meeting, the stockholder must give the Company written notice of the proposal and/or director nominee which must be received by our Corporate Secretary no later than July 2, 2021. A stockholder who wishes to make a proposal at the next annual meeting of stockholders without including the proposal in our proxy statement must notify us not less than thirty (30) days and not more than sixty (60) days prior to the scheduled annual meeting, regardless of any postponements, deferrals or adjournments of that meeting to a later date; provided, however, that if less than forty (40) days’ notice or prior public disclosure of the date of the scheduled annual meeting is given or made, notice by the stockholder, to be timely, must be so delivered or received not later than the close of business on the tenth (10th) day following the earlier of the day on which such notice of the date of the scheduled annual meeting was mailed or the day on which such public disclosure was made. If a stockholder fails to give notice by this date, then the persons named as proxies in the proxies solicited by us for the next annual meeting of stockholders will have discretionary authority to vote on the proposal. Stockholder proposals should be addressed to the Corporate Secretary, Milestone Scientific Inc., 425 Eagle Rock Avenue, Suite 403 Roseland, New Jersey 07068.

EVERY STOCKHOLDER, WHETHER OR NOT HE OR SHE EXPECTS TO ATTEND THE ANNUAL MEETING IN PERSON, IS URGED TO EXECUTE THE PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE.

 Electronic Availability of Proxy Statement and Annual Report

As permitted by SEC rules, we are making this Proxy Statement and our Annual Report available to stockholders electronically via the Internet on the Company’s website at www.proxyvote.com. On or about October 29, 2020, will begin mailing to our stockholders a notice containing instructions on how to access this proxy statement and our annual report and how to vote online. If you received this notice, you would not receive a printed copy of the proxy materials unless you requested it by following the instructions for requesting such materials contained on the notice or set forth in the following paragraph.

If you received a paper copy of this Proxy Statement by mail and you wish to receive a notice of availability of next year’s proxy statement either in paper form or electronically via e-mail, you can elect to receive a paper notice of availability by mail or an e-mail message that will provide a link to these documents on our website. By opting to receive the notice of availability and accessing your proxy materials online, you will save the Company the cost of producing and mailing documents to you reduce the amount of mail you receive and help preserve environmental resources. Registered stockholders may elect to receive electronic proxy and annual report access or a paper notice of availability for future annual meetings by registering online at www.proxyvote.com. If you received electronic or paper notice of availability of these proxy materials and wish to receive paper delivery of a full set of future proxy materials, you may do so at the same location. Beneficial or “street name” stockholders who wish to elect one of these options may also do so at www.proxyvote.com. Please enter your 12-digit control number located on the proxy card or notice.

The Annual Report accompanies the proxy materials being provided to all stockholders. We will provide without charge to each person being solicited by this Proxy Statement, on the written request of any such person, additional copies of the Annual Report including the financial statements and financial statement schedules included therein. All such requests should be directed to Joseph D’Agostino, Chief Financial Officer, Milestone Scientific Inc., 425 Eagle Rock Avenue, Suite 403 Roseland, New Jersey 07068.

By order of the Board of Directors

Leslie Bernhard
Chairman of the Board
Roseland, New Jersey
October 29, 2020

Appendix A

MILESTONE SCIENTIFIC INC.
2020 EQUITY COMPENSATION PLAN

1. Purpose; Types of Awards; Construction.

The purpose of the Milestone Scientific Inc. 2020 Equity Compensation Plan (the "Plan") is to align the interests of officers, other key employees, consultants and non-employee directors of Milestone Scientific Inc. (the "Company") and its affiliates with those of the stockholders of the Company, to afford an incentive to such officers, employees, consultants and directors to continue as such, to increase their efforts on behalf of the Company and to promote the success of the Company's business. To further such purposes, the Committee may grant Incentive Stock Options, Nonqualified Options, and restricted shares of the Company’s Common Stock. The provisions of the Plan are intended to satisfy the requirements of Section 16(b) of the Exchange Act and of Section 162(m) of the Code, and shall be interpreted in a manner consistent with the requirements thereof, as now or hereafter construed, interpreted and applied by regulations, rulings and cases.

2. Definitions.

As used in this Plan, the following words and phrases shall have the meanings indicated below:

a)	"Agreement" shall mean a written agreement entered between the Company and a Holder in connection with an award under the Plan.

b)	"Board" shall mean the Board of Directors of the Company.

c)

"Cause," when used in connection with the termination of a Holder's employment by the Company or the cessation of a Holder's service as a consultant or a member of the Board, shall mean (i) the conviction of the Holder for the commission of a felony, or (ii) the wilful and continued failure by the Holder substantially to perform his duties and obligations to the Company or a Subsidiary (other than any such failure resulting from his incapacity due to physical or mental illness), or (iii) the wilful engaging by the Holder in misconduct that is demonstrably injurious to the Company or a Subsidiary. For purposes of this Section 2(c), no act, or failure to act, on a Holder's part shall be considered "wilful" unless done, or omitted to be done, by the Holder in bad faith and without reasonable belief that his action or omission was in the best interest of the Company. The Committee shall determine whether a termination of employment is for Cause for purposes of the Plan.

d)	"Change in Control" shall mean the occurrence of the event set forth in any of the following paragraphs:

i.

any Person (as defined below) is or becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its subsidiaries) representing 50% or more of the combined voting power of the Company's then outstanding securities; or

ii.

the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the date hereof, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended; or

iii.

there is consummated a merger or consolidation of the Company or a direct or indirect subsidiary thereof with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, at least 50% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the beneficial owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its subsidiaries) representing 50% or more of the combined voting power of the Company's then outstanding securities; or

iv.

the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by Persons in substantially the same proportions as their ownership of the Company immediately prior to such sale.

e)

For purposes of this Section 2(d), "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

f)	"Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

g)	"Committee" shall mean a committee established by the Board to administer the Plan.

h)	"Common Stock" shall mean shares of common stock, $.001 par value, of the Company.

i)	"Company" shall mean Milestone Scientific Inc., a corporation organized under the laws of the State of Delaware, or any successor corporation.

j)

"Disability" shall mean a Holder's inability to perform his duties with the Company or on the Board by reason of any medically determinable physical or mental impairment, as determined by a physician selected by the Holder and acceptable to the Company.

k)	"Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time, and as now or hereafter construed, interpreted and applied by regulations, rulings, and cases.

l)

"Fair Market Value" per share as of a particular date shall mean (i) if the shares of Common Stock are then listed on a national securities exchange, the closing sales price per share of Common Stock on the national securities exchange on which the Common Stock is principally traded for the last preceding date on which there was a sale of such Common Stock on such exchange, or (ii) if the shares of Common Stock are then traded in an over-the-counter market, the closing bid price for the shares of Common Stock in such over-the-counter market for the last preceding date on which there was a sale of such Common Stock in such market, or (iii) if the shares of Common Stock are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee, in its sole discretion, shall determine.

m)	"Holder" shall mean a person who receives an award under the Plan.

n)	"Incentive Stock Option" shall mean any option intended to be and designated as an incentive stock option within the meaning of Section 422 of the Code.

o)	"Nonemployee Director" shall mean a member of the Board who is not an employee of the Company.

p)	"Nonqualified Option" shall mean an Option that is not an Incentive Stock Option.

q)

"Option" shall mean the right, granted hereunder, to purchase shares of Common Stock. Options granted by the Committee pursuant to the Plan may constitute either Incentive Stock Options or Nonqualified Stock Options.

r)	"Option Price" shall mean the exercise price of the shares of Common Stock covered by an Option.

s)

"Parent" shall mean any company (other than the Company) in an unbroken chain of companies ending with the Company if, at the time of granting an Option, each of the companies other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other companies in such chain.

t)	"Plan" shall mean this Milestone Scientific Inc. 2011 Stock Option Plan.

u)	"Rule 16b-3" shall mean Rule 16b-3, as from time to time in effect, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act, including any successor to such Rule.

v)

"Subsidiary" shall mean any company (other than the Company) in an unbroken chain of companies beginning with the Company if, at the time of granting an Option, each of the companies other than the last company in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other companies in such chain.

w)

"Ten Percent Stockholder" shall mean a Holder who, at the time an Incentive Stock Option is granted, owns (or is deemed to own pursuant to the attribution rules of Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary.

3. Administration.

The Plan, except as may otherwise be determined by the Board, shall be administered by the Committee, the members of which shall be "nonemployee directors" under Rule 16b-3 and "outside directors" under Section 162(m) of the Code.

The Committee shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Options; to determine which Options shall constitute Incentive Stock Options and which Options shall constitute Nonqualified Stock Options; to determine the purchase price of the shares of Common Stock covered by each Option; to determine the persons to whom, and the time or times at which awards shall be granted; to determine the number of shares to be covered by each award; to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the Agreements (which need not be identical) and to cancel or suspend awards, as necessary; and to make all other determinations deemed necessary or advisable for the administration of the Plan.

The Committee may not delegate its authority to grant Options. The Committee may employ one or more persons to render advice with respect to any responsibility the Committee may have under the Plan. The Board shall have sole authority, unless expressly delegated to the Committee, to grant Options to Nonemployee Directors. All decisions, determination and interpretations of the Committee shall be final and binding on all Holders of any awards under this Plan.

The Board shall have the authority to fill all vacancies, however caused, in the Committee. The Board may from time to time appoint additional members to the Committee and may at any time remove one or more Committee members. One member of the Committee shall be selected by the Board as chairman. The Committee shall hold its meetings at such times and places as it shall deem advisable. All determinations of the Committee shall be made by majority of its members either present in person or participating by conference telephone at a meeting or by written consent. The Committee may appoint a secretary and make such rules and regulations for the conduct of its business as it shall deem advisable and shall keep minutes of its meetings.

No member of the Board or Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any award granted hereunder.

4. Eligibility.

Awards may be granted to officers and other key employees of and consultants to the Company, and its Subsidiaries, including officers and directors who are employees, and to Nonemployee Directors. In determining the persons to whom awards shall be granted and the number of shares to be covered by each award, the Committee shall take into account the duties of the respective persons, their present and potential contributions to the success of the Company and such other factors as the Committee shall deem relevant in connection with accomplishing the purpose of the Plan.

5. Stock.

The maximum number of shares of Common Stock reserved for the grant of awards under the Plan shall be 2,000,000, subject to adjustment as provided in Section 10 hereof. Such shares may, in whole or in part, be authorized but unissued shares or shares that shall have been or may be reacquired by the Company.

If any outstanding award under the Plan should for any reason expire, be cancelled or be forfeited without having been exercised in full, the shares of Common Stock allocable to the unexercised, cancelled or terminated portion of such award shall (unless the Plan shall have been terminated) become available for subsequent grants of awards under the Plan.

6. Terms and Conditions of Options.

Each Option granted pursuant to the Plan shall be evidenced by an Agreement, in such form and containing such terms and conditions as the Committee shall from time to time approve, which Agreement shall comply with and be subject to the following terms and conditions, unless otherwise specifically provided in such Option Agreement:

a)	Number of Shares. Each Option Agreement shall state the number of shares of Common Stock to which the Option relates.

b)	Type of Option. Each Option Agreement shall specifically state that the Option constitutes an Incentive Stock Option or a Nonqualified Stock Option.

c)

Option Price. Each Option Agreement shall state the Option Price, which shall not be less than one hundred percent (100%) of the Fair Market Value of the shares of Common Stock covered by the Option on the date of grant unless, with respect to Nonqualified Stock Options, otherwise determined by the Committee. The Option Price shall be subject to adjustment as provided in Section 10 hereof. The date as of which the Committee adopts a resolution expressly granting an Option shall be considered the day on which such Option is granted unless such resolution specifies a different date.

d)	Medium and Time of Payment. The Option Price multiplied by the number of shares of Common Stock exercised by the Holder shall be paid in full at the time of exercise in cash.

e)

Exercise Schedule and Period of Options. Each Option Agreement shall provide the exercise schedule for the Option as determined by the Committee; provided, however, that, the Committee shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances as it, in its sole discretion, deems appropriate. The exercise period shall be ten (10) years from the date of the grant of the Option unless otherwise determined by the Committee; provided, however, that, in the case of an Incentive Stock Option, such exercise period shall not exceed five (5) years from the date of grant of such Option. The exercise period shall be subject to earlier termination as provided in Sections 6(f) and 6(g) hereof. An Option may be exercised, as to any or all full shares of Common Stock as to which the Option has become exercisable, by written notice delivered in person or by mail to the Secretary of the Company, specifying the number of shares of Common Stock with respect to which the Option is being exercised.

f)

Termination. Except as provided in this Section 6(f) and in Section 6(g) hereof, an Option may not be exercised unless (i) with respect to a Holder who is an employee of the Company, the Holder is then in the employ of the Company or a Subsidiary (or a company or a Parent or Subsidiary company of such company issuing or assuming the Option in a transaction to which Section 424(a) of the Code applies), and unless the Holder has remained continuously so employed since the date of grant of the Option and (ii) with respect to a Holder who is a Nonemployee Director, the Holder is then serving as a member of the Board or as a member of a board of directors of a company or a Parent or Subsidiary company of such company issuing or assuming the Option. In the event that the employment of a Holder shall terminate or the service of a Holder as a member of the Board shall cease (other than by reason of death, Disability, or Cause), all Options of such Holder that are exercisable at the time of such termination may, unless earlier terminated in accordance with their terms, be exercised within ninety (90) days after the date of such termination or service (or such different period as the Committee shall prescribe).

g)

Death or Disability of Holder. If a Holder shall die while employed by the Company or a Subsidiary or serving as a member of the Board, or within ninety (90) days after the date of termination of such Holder's employment or cessation of such Holder's service (or within such different period as the Committee may have provided pursuant to Section 6(f) hereof), or if the Holder's employment shall terminate or service shall cease by reason of Disability, all Options theretofore granted to such Holder (to the extent otherwise exercisable) may, unless earlier terminated in accordance with their terms, be exercised by the Holder or by his beneficiary, at any time within one year after the death or Disability of the Holder (or such different period as the Committee shall prescribe). In the event that an Option granted hereunder shall be exercised by the legal representatives of a deceased or former Holder, written notice of such exercise shall be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such legal representative to exercise such Option. Unless otherwise determined by the Committee, Options not otherwise exercisable on the date of termination of employment shall be forfeited as of such date.

h)

Other Provisions. The Option Agreements evidencing awards under the Plan shall contain such other terms and conditions not inconsistent with the Plan as the Committee may determine, including penalties for the commission of competitive acts.

7. Nonqualified Stock Options.

Options granted pursuant to this Section 7 are intended to constitute Nonqualified Stock Options and shall be subject only to the general terms and conditions specified in Section 6 hereof.

8. Incentive Stock Options.

Options granted pursuant to this Section 8 are intended to constitute Incentive Stock Options and shall be subject to the following special terms and conditions, in addition to the general terms and conditions specified in Section 6 hereof. An Incentive Stock Option may not be granted to a Nonemployee Director or a consultant to the Company.

a)

Value of Shares. The aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the shares of Common Stock with respect to which Incentive Stock Options granted under this Plan and all other option plans of any subsidiary become exercisable for the first time by each Holder during any calendar year shall not exceed $100,000.

b)

Ten Percent Stockholder. In the case of an Incentive Stock Option granted to a Ten Percent Stockholder, (i) the Option Price shall not be less than one hundred ten percent (110%) of the Fair Market Value of the shares of Common Stock on the date of grant of such Incentive Stock Option, and (ii) the exercise period shall not exceed five (5) years from the date of grant of such Incentive Stock Option.

9. Shares of Restricted Stock.

Each grant of restricted stock will contain the terms and conditions, if any, as the Board deems appropriate. A restricted stock award may be awarded in consideration for past or future services actually or to be rendered to the Company. Shares of common stock awarded under a restricted stock grant may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Board.

10. Effect of Certain Changes.

a)

In the event of any extraordinary dividend, stock dividend, recapitalization, merger, consolidation, stock split, warrant or rights issuance, or combination or exchange of such shares, or other similar transactions, each of the number of shares of Common Stock available for awards, the number of such shares covered by outstanding awards, and the price per share of Options, as appropriate, shall be equitably adjusted by the Committee to reflect such event and preserve the value of such awards.

b)	Upon the occurrence of a Change in Control, each Option granted under the Plan and then outstanding but not yet exercisable shall thereupon become fully exercisable.

11. Surrender and Exchange of Awards.

The Committee may permit the voluntary surrender of all or a portion of any Option granted under the Plan or any option granted under any other plan, program or arrangement of the Company or any Subsidiary ("Surrendered Option"), to be conditioned upon the granting to the Holder of a new Option for the same number of shares of Common Stock as the Surrendered Option, or may require such voluntary surrender as a condition precedent to a grant of a new Option to such Holder. Subject to the provisions of the Plan, such new Option may be an Incentive Stock Option or a Nonqualified Stock Option, and shall be exercisable at the price, during such period and on such other terms and conditions as are specified by the Committee at the time the new Option is granted.

12. Period During Which Awards May Be Granted.

Awards may be granted pursuant to the Plan from time to time within a period of ten (10) years from the date the Plan is approved by the Stockholders of the Company, unless the Board shall terminate the Plan at an earlier date.

13. Nontransferability of Options.

Except as otherwise determined by the Committee, Options granted under the Plan shall not be transferable otherwise than by will or by the laws of descent and distribution, and Options may be exercised or otherwise realized, during the lifetime of the Holder, only by the Holder or by his guardian or legal representative.

14. Approval of Stockholders.

The Plan shall take effect upon its adoption by the Board and shall terminate on the tenth anniversary of such date, but the Plan (and any grants of awards made prior to the Stockholder approval mentioned herein) shall be subject to the approval of Company's Stockholders, which approval must occur within twelve months of the date the Plan is adopted by the Board.

15. Agreement by Holder Regarding Withholding Taxes.

If the Committee shall so require, as a condition of exercise of a Nonqualified Stock Option or an award of Common Stock under the Plan (each a "Tax Event"), each Holder who is not a Nonemployee Director shall agree that no later than the date of the Tax Event, such Holder will pay to the Company or make arrangements satisfactory to the Committee regarding payment of any federal, state or local taxes of any kind required by law to be withheld upon the Tax Event. Alternatively, the Committee may provide that such an Holder may elect, to the extent permitted or required by law, to have the Company deduct federal, state and local taxes of any kind required by law to be withheld upon the Tax Event from any payment of any kind due the Holder. The withholding obligation may be satisfied by the withholding or delivery of Common Stock. Any decision made by the Committee under this Section 15 shall be made in its sole discretion.

16. Amendment and Termination of the Plan.

The Board at any time and from time to time may suspend, terminate, modify or amend the Plan; provided, however, that, unless otherwise determined by the Board, an amendment that requires stockholder approval in order for the Plan to continue to comply with Rule 16b-3, Section 162(m) of the Code or any other law, regulation or stock exchange requirement shall not be effective unless approved by the requisite vote of stockholders. Except as provided in Section 10(a) hereof, no suspension, termination, modification, or amendment of the Plan may adversely affect any award previously granted, unless the written consent of the Holder is obtained.

17. Rights as a Stockholder.

A Holder or a transferee of an award shall have no rights as a Stockholder with respect to any shares covered by the award until the date of the issuance of a stock certificate to him for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distribution of other rights for which the record date is prior to the date such stock certificate is issued, except as provided in
Section 10(a) hereof.

18. No Rights to Employment or Service as a Director or Consultant.

Nothing in the Plan or in any award granted or Agreement entered into pursuant hereto shall confer upon any Holder the right to continue in the employ of the Company or any Subsidiary or as a member of the Board or a consultant to the Company or any Subsidiary or to be entitled to any remuneration or benefits not set forth in the Plan or such Agreement or to interfere with or limit in any way the right of the Company or any such Subsidiary to terminate such Holder's employment or service. Awards granted under the Plan shall not be affected by any change in duties or position of an employee Holder if such Holder continues to be employed by the Company or any Subsidiary.

19. Beneficiary.

A Holder may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Holder, the executor or administrator of the Holder's estate shall be deemed to be the Holder's beneficiary.

20. Governing Law.

The Plan and all determinations made, and actions taken pursuant hereto shall be governed by the laws of the State of Delaware.

MILESTONE SCIENTIFIC INC.
425 EAGLE ROCK AVENUE
SUITE # 403
ROSELAND, NJ 07068
ATTN: YANG XIONG

VOTE BY INTERNET

Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on December 7, 2020. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/mlss2020**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on December 7, 2020. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D25570-P44234

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MILESTONE SCIENTIFIC INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Leslie Bernhard
02) Leonard Osser
03) Leonard Schiller
04) Michael McGeehan
05) Gian Domenico Trombetta
06) Neal Goldman

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

NOTE: In their discretion, the proxies are authorized to vote upon other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Combined Document is available at www.proxyvote.com.

D25571-P44234

MILESTONE SCIENTIFIC INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING ON DECEMBER 8, 2020

The undersigned hereby appoints Leonard Osser and Joseph D'Agostino, and each of them, with the full power of substitution, the attorneys and proxies of the undersigned to attend the Annual Meeting of Stockholders of Milestone Scientific Inc. (the "Company") to be held on December 8, 2020 at 9:00 a.m., ET, in a virtual meeting format conducted via live audio webcast located at www.virtualshareholdermeeting.com/mlss2020 and at any adjournment thereof, hereby revoking any proxies heretofore given, to vote all shares of common stock of the Company held or owned by the undersigned as indicated on the proposals as more fully set forth in the Proxy Statement, and in their discretion upon such other matters as may come before the meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on December 8, 2020.

MILESTONE SCIENTIFIC INC.

MILESTONE SCIENTIFIC INC.
425 EAGLE ROCK AVENUE
SUITE #403
ROSELAND, NJ 07068
ATTN: YANG XIONG

Meeting Information

Meeting Type: Annual Meeting
For holders as of: October 13, 2020
Date: December 8, 2020 **Time:** 9:00 a.m., ET
Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/mlss2020.

The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/mlss2020 and be sure to have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page).

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

D25573-P44234

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

COMBINED DOCUMENT

How to View Online:

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com*.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET*: www.proxyvote.com
2) *BY TELEPHONE*: 1-800-579-1639
3) *BY E-MAIL**: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before November 24, 2020 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote By Internet:

Before The Meeting:

Go to *www.proxyvote.com*. Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

During The Meeting:

Go to *www.virtualshareholdermeeting.com/mlss2020*. Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

D25574-P44234

Voting Items

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

   Nominees:

   01) Leslie Bernhard
   02) Leonard Osser
   03) Leonard Schiller
   04) Michael McGeehan
   05) Gian Domenico Trombetta
   06) Neal Goldman

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

NOTE: In their discretion, the proxies are authorized to vote upon other business as may properly come before the meeting or any adjournment thereof.

D25575-P44234